EXHIBIT 10.31

FIRST AMENDMENT TO LEASE

          This Agreement, made this 5th day of November, 2002, by and between:

PARAMUS PLAZA IV ASSOCIATES, having an office at 12 Route 17 North, Paramus, New Jersey 07652, hereinafter referred to as “Landlord”,

AND

NU VIM, INCORPORATED, having an office at 12 Route 17 North, Paramus, New Jersey 07652, hereinafter referred to as “Tenant”.

         WHEREAS, the parties have heretofore entered into the following Lease documents:

#1.	Lease, dated December 8, 1999
#2.	Addendum II to Lease, dated December 8, 1999

         For 2,572 rentable square feet of Leased Premises, located on the second floor of Paramus Plaza IV, 12 Route 17 North, Paramus, New Jersey 07652;

AND

         WHEREAS, the Tenant desires to extend the Lease term for an additional two (2) years (January 1, 2003 - December 31, 2004).

         NOW, THEREFORE, in consideration of one dollar ($1.00) and the covenants hereinafter set forth, the parties agree that:

ARTICLE FIRST:
#1.    The Termination Date is hereby changed:

                    FROM:     December 31, 2002
                          TO:     December 31, 2004

#2.	Effective January 1, 2003, the rent reserved under this First Amendment to Lease, shall be as follows:

$20.50/rsf/year plus $1.50/rsf/year tenant electric

ARTICLE TWENTY-FOURTH:
#1.	Base Year shall remain January 1, 2000 - December 31, 2000.

ARTICLE FORTY-FIRST:
#1.	Tenant hereby accepts the Leased Premises in the “AS IS” Condition, except as stated in attached letterdated 10/31/02.

         Except as expressly modified herein, the aforementioned Lease documents remain in full force and effect.

         IN WITNESS WHEREOF, the parties have caused these presents to be executed by their signature, this day and year first above written.

PARAMUS PLAZA IV ASSOCIATES

[ILLEGIBLE]	/s/ MALVERN C. BURROUGHS

Witness:	Malvern C. Burroughs,
Managing Member (Landlord)

NU VIM INCORPORATED

[ILLEGIBLE]	/s/ RICK KUNDRAT

Witness:	Rick Kundrat,
President & CEO (Tenant)

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